                                                                   Exhibit 10.10
                                                                   -------------

                AGREEMENT ON ESSENTIAL TERMS FOR COLLABORATION

                                    between

                            KIRIN BREWERY CO, LTD.

                                      and

                        MEDAREX, INC. / GENPHARM, INC.

     THIS AGREEMENT ("Agreement"), effective as of December 27, 1999 ("Effective Date"), is made and entered into by and between Kirin Brewery Co., Ltd., having principal offices at 10-1 Shinkawa 2-chome, Chuou-ku, Tokyo 104-8288, Japan, ("Kirin"), and Medarex, Inc., having principal offices at 67 Beaver Avenue, Annandale, New Jersey 08801, United States of America, including its wholly owned subsidiary, GenPharm, Inc., having principal offices at 2350 Qume Drive, San Jose, California 95131, United States of America ("Medarex").

     WHEREAS, Kirin and Medarex each have developed, and continue to refine and further develop, novel technologies in the area of human antibodies utilizing mice carrying human immunoglobulin loci; and

     WHEREAS, Medarex owns or otherwise controls the Medarex HuMAb-Mouse and improvements thereto, and has a right to grant license rights under intellectual property covering such Medarex HuMAb-Mouse ("HuMAb-Mouse") and improvements; and

     WHEREAS, Kirin owns or otherwise controls the Kirin Transchromosomic Mouse ("TC-Mouse") and improvements thereto, and the Kirin Human Artificial Chromosome Mouse ("HAC-Mouse") and improvements thereto, and has a right to grant license rights under intellectual property covering such TC-Mouse and improvements, and such HAC-Mouse and improvements; and

     WHEREAS, Medarex desires to grant license rights to Kirin to permit Kirin to utilize the HuMAb-Mouse, TC-Mouse, or HAC-Mouse and improvements thereto to generate human antibodies and to develop and commercialize products derived from targets selected by Kirin or its partners; and

     WHEREAS, Kirin desires to grant license rights to Medarex to permit Medarex to utilize the TC-Mouse and improvements thereto, and the HAC-Mouse and improvements thereto, to generate human antibodies and to develop and commercialize products derived from targets selected by Medarex or its partners.

     NOW, THEREFORE, in accordance with the facts and desires set forth above, Kirin and Medarex hereby agree as follows:

1.   License Grants

     (a) Subject to the terms and conditions set forth in this Agreement, Medarex hereby grants to Kirin a right and license, together with a right to enter into licensing arrangements with third parties as further described in
Section 14 below, under intellectual property owned or otherwise controlled by Medarex, to the extent that Medarex can grant such a right and license, covering the HuMAb-Mouse and improvements thereto and covering the TC-Mouse and/or HAC-Mouse and improvements thereto, if any, including without limitation any mouse strains developed by Medarex or Kirin by cross breeding the HuMAb-Mouse, the TC-Mouse and the HAC-Mouse, to make, have made, use, have used, offer for sale, sell, have sold, export and import human antibodies derived from targets selected by Kirin or its partners (as further described below). Medarex and Kirin each acknowledge and agree that such grant will include all such intellectual property pertaining to the license granted herein held by Medarex as a result of a grant to Medarex of any right and license by a third party and under which Medarex can grant sublicense rights. [*****].

     (b) Subject to the terms and conditions set forth in this Agreement, Kirin hereby grants to Medarex a right and license, together with a right to enter into licensing arrangements with third parties as further described in Section 14 below, under intellectual property owned or otherwise controlled by Kirin, to the extent that Kirin can grant such a right and license, covering the TC-Mouse and improvements thereto, and the HAC-Mouse and improvements thereto, including without limitation any mouse strains developed by Kirin or Medarex by cross breeding the HuMAb-Mouse, the TC-Mouse and the HAC-Mouse, to make, have made, use, have used, offer for sale, sell, have sold, export and import human antibodies derived from targets selected by Medarex or its partners (as further described below). Kirin and Medarex each acknowledge and agree that such grant will include all such intellectual property pertaining to the license granted herein held by Kirin as a result of a grant to Kirin of any right and license by a third party and under which Kirin can grant sublicense rights.

     (c) It is the intent of the parties to provide access to their mouse technology to each other in a manner that encourages commercial use. Therefore, the parties hereto will use their best efforts to provide for the right to sublicense, to the other party and its sublicensees, in license agreements entered into for intellectual property which would be necessary for either party to practice first party's technology without an infringement of that intellectual property.

2.   Territory

     (a)  The Kirin Territory will be Asia as specifically indicated in Exhibit
A.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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

     (b) The Medarex Territory will be outside Asia as specifically indicated in Exhibit A.

     (c) Medarex and Kirin agree to discuss in good faith, within two years after the Effective Date, whether to add Australia and New Zealand to the Kirin Territory.

     (d) Medarex agrees that Medarex will not make a fully-human antibody partnering deal with a corporate partner or customer whose headquarters is located in the Kirin Territory.

     (e) Kirin agrees that Kirin will not make a fully-human antibody partnering deal with a corporate partner or customer whose headquarters is located in the Medarex Territory.

     (f) Notwithstanding (d) or (e) above, Medarex and Kirin and their corporate partners or customers are free to produce, market, promote and sell any antibody product derived from the mice worldwide.

     (g)  [*****].

     (h) In addition, both parties agree that each party may advertise its technology, including publishing papers regarding its technology and presenting its technology at conferences, anywhere in the world. In the event that such activities give rise to inquiries from potential corporate partners or customers in the other party's territory, the first party will respond to any such inquiry and indicate that the other party is its sole licensee with respect to such potential corporate partner or customer. [*****].

3.   Target Information

     (a) Medarex shall institute a mechanism whereby Medarex will notify its partners by written documentation of the availability or non-availability of targets. If Kirin asks about the availability of a target and Medarex has licensed the target to a third party Medarex shall send Kirin a copy of the aforementioned documentation with the name of the partner redacted.

     (b) The identity of targets chosen by Medarex or Kirin and its corporate partners is confidential. In particular, because of confidentiality constraints imposed upon Medarex under agreement with corporate partners existing as of the Effective Date, Medarex cannot disclose to Kirin the identity of targets chosen by such partners.

     (c) Notwithstanding the above, in recognition of equal partnership between the parties, Medarex during the term of this Agreement, shall disclose to Kirin the target identity of Medarex' and Medarex Affiliates' existing and future internal projects. For purposes of this Section 3(c), the term "Medarex Affiliate" shall mean any corporation or other business entity controlled by, controlling or under common control with Medarex, and the term "control" shall mean direct or

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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indirect beneficial ownership of more than 50% of the voting stock or equity, or more than 50% interest in the income of such corporation or other business entity; provided that, if local law requires a minimum percentage of local ownership, control will be established by direct or indirect beneficial ownership of 100% of the maximum ownership percentage that may, under such local law, be owned by foreign interests. Furthermore, Medarex shall use its reasonable efforts to obtain the permission of its partners partnered after the Effective Date to disclose the identity of targets chosen by such partners as further defined in Sections 14(b) and (c) below.

     (d) Medarex acknowledges that Kirin will need to know whether a specific target is available for Kirin's in-house projects or for collaboration with potential corporate partners. Therefore, Kirin may ask Medarex if a specific target is available for licensing, to which Medarex will respond in a timely manner. [*****] If Kirin inquires about the availability of a specific target from Medarex for Kirin's in-house development activities, a positive response from Medarex will [*****]. Kirin may, however, inquire about the availability of [*****] for Kirin's in-house development without having to designate those three targets as in-house project targets.

4.   Target List Designation

     (a) A list of targets designated by Kirin for in-house development, subject to availability, will be maintained (the "Target List") and limited, at all times, to [*****] agreed upon targets (the "List Limitation"). Kirin, in year 2000, may designate, subject to availability, [*****] targets to be put on the Target List. Subsequently, Kirin will be permitted to add up to [*****] targets per calendar year to the Target List subject to the List Limitation. If a third party requests rights to a target from Medarex, as evidenced by written documentation (the identity of the party does not have to be disclosed to Kirin), and such target is on the Target List, Kirin shall have a first right to designate such target as a [*****] as described below.

     (b) Kirin may designate up to [*****] available targets from the Target List as "in-house project" targets, [*****] milestone payments, subject [*****] obligations set forth in Section 8 below [*****]. An "in-house project" is a project in which (i) substantially all of the research and development effort comes from Kirin's internal research assets or, (ii) Kirin has entered into a collaborative research and development effort in exchange for substantial commercialization rights. Substantial commercialization rights should include at least [*****]. For purposes of this Agreement, [*****] shall mean the [*****].

     (c) Rights to [*****] will accrue to Kirin, alternately, [*****] in one year and [*****] in the next year, accruing at the beginning of each calendar year until Kirin will have accumulated a total of [*****] opportunities. Kirin will have the right to substitute a new target from the Target List for an existing [*****], but the total number of such substitutions may not exceed more than [*****] during the term of this Agreement. Any such substitution must occur prior to [*****] after the commencement of Phase [*****] clinical trials and will require payment of $[*****] to Medarex

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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at the time of the substitution request. If a third party requests rights to a target from Medarex, as evidenced by written documentation (the identity of the party does not have to be disclosed to Kirin), and such target is on the Target List and Kirin designates such target as a [*****], such [*****] will not be eligible for substitution except as otherwise indicated in this Section 4(c) below. In addition, Kirin will be required to develop such a [*****] through the IND filing stage (or its equivalent) unless Kirin provides scientific evidence to Medarex that demonstrates that continued development of such [*****] is not feasible. If, in Medarex' reasonable judgment, based upon Kirin's scientific evidence obtained prior to commencement of Phase [*****] clinical trials, continued clinical development of such a [*****] is not feasible, Kirin, after paying Medarex [*****], may substitute a new target from the Target List for such failed [*****]. In any such case, upon Medarex' request, Kirin will grant to Medarex, at no cost other than provided below to Medarex, a right and license under any and all intellectual property owned or otherwise controlled by Kirin, including without limitation a right to use know-how and data, necessary or useful for development of the failed [*****]. If Medarex decides to continue the development of such failed [*****] and eventually commercializes a product based on that Target, Medarex will reimburse Kirin the [*****] substitution fee.

     (d) In addition to [*****] opportunities, Kirin will have an unlimited (subject to the List Limitation) number of [*****] target opportunities, subject to [*****] obligations set forth in Sections [*****] and [*****] below ("[*****] Targets"). Not withstanding the above, once Kirin has paid to Medarex the [*****] commercialization fee for a [*****] Target as set forth in this Section 4(d), such [*****] Target shall no longer be considered a target subject to the List Limitation. As a result, Kirin may have more than a total of [*****] in-house targets at any time; provided, however, that the total of all [*****] Targets and all [*****] Targets for which a commercialization fee has not been paid does not exceed [*****]. Further, once a target has been commercialized in any major country, that target shall be deleted from the Target List and an additional target may be added to the Target List, which may be either a [*****] Target or [*****] Target if Kirin has any remaining [*****] Targets available in accordance with the above.

5.   Target Designation and Fee Target Commercialization Fee

     (a) Within [*****] after the date that a target is included on the Target List, Kirin shall designate whether such target is a [*****] Target or a [*****] Target, or whether such target is of no further interest to Kirin. Kirin may extend its decision to designate any target on the Target List for [*****] by providing, within 30 days prior to the date on which a target is to be designated as either a [*****] Target or a [*****] Target, (i) written notice to Medarex of such extension and (ii) payment to Medarex via wire transfer of a fee equal to [*****].

     (b) If Kirin designates a target as a [*****] Target, Kirin shall use one of the accumulated [*****] Target Rights allocated to Kirin pursuant to Section 4(b) above. Kirin may only use [*****] Target Rights that have accrued to Kirin at the time of designation. A target

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*****] below; provided, however that Kirin, at any time, may redesignate a [*****] Target as a [*****] Target if Kirin has available previously unused [*****] Target Rights to do so.

     (d) If Kirin designates a target as a target in which Kirin has no further interest, Kirin will have no further right or license with respect to such target and Medarex shall have no obligation to Kirin regarding such target. However, if Kirin later decides to resume the development of such target and if, and only if, such target is still available, Kirin may designate such target as a [*****] Target or a [*****] Target subject to the List Limitation.

6.   [*****] Milestones

     (a)  [*****]

     (b) Each milestone payment shall be made to Medarex within 30 days after the date of the achievement of the corresponding milestone set forth in the table in this Section 6(a).

     (c) No milestone payment shall be applied to or otherwise credited against any other payment which may be due to Medarex under this Agreement.

     (d) Before a milestone applicable to the second [*****] Target, or any subsequent [*****] Target, pursuant to Section 6(a) would apply, all milestones due with respect to previous [*****] Targets must be paid. For example, if a product attributed to the first [*****] Target has achieved all milestone events up to [*****], and a product attributed to the [*****] milestone would be payable to Medarex with respect to the [*****] Target. If the first Target subsequently receives a [*****] milestone would be payable to Medarex.

7.   [*****]

For purposes of this Agreement, "Net Sales" shall mean the gross amount invoiced by Kirin, its affiliates and sublicensees to third parties on all sales of products attributed to targets selected by Kirin in accordance with the terms of this Agreement, less (i) discounts actually allowed, (ii) credits for claims, allowances, retroactive price reductions or returned goods, (iii) prepaid freight, and (iv) sales taxes or other governmental charges actually paid in connection with sales of such products. For purposes of determining Net Sales, a sale shall be deemed to have occurred on the earlier of generation of an invoice therefor or shipment of the product for delivery. The gross amount from sales of products by Kirin, or an affiliate or sublicensee of Kirin to any affiliate or sublicensee which is a reseller of such products shall be excluded from Net Sales; provided that the gross amount from the subsequent sale of such products by such affiliates or sublicensees of Kirin to unrelated parties shall be included in Net Sales hereunder.

     (a) In addition to [*****] as set forth in Section 7(a) above, Kirin shall bear the [*****], if applicable, with respect to products attributed to [*****] Targets designated by Kirin under this Agreement.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

For purposes of determining Net Sales, a sale shall be deemed to have occurred on the earlier of generation of an invoice therefor or shipment of the product for delivery. The gross amount from sales of products by Kirin, or an affiliate or sublicensee of Kirin to any affiliate or sublicensee which is a reseller of such products shall be excluded from Net Sales; provided that the gross amount from the subsequent sale of such products by such affiliates or sublicensees of Kirin to unrelated parties shall be included in Net Sales hereunder.

     (a) In addition to [*****] as set forth in Section 7(a) above, Kirin shall bear the [*****], if applicable, with respect to products attributed to [*****] Targets designated by Kirin under this Agreement.

8.   [*****]

9.   [*****]

10.  Other Payments

     (a) Kirin will pay to Medarex, for a period of [*****] years after the Effective Date, (i) [*****] of all partnering payments received by Kirin from its partners in the Kirin Territory for use of the TC-Mouse, the HAC-Mouse, any future TC-Mouse, any future HAC-Mouse, a TC/HAC-Mouse or any of these mice crossbred with any HuMAb-Mouse (hereinafter, collectively, "Kirin Mice"), or any HuMAb-Mouse or any future HuMAb-Mouse (hereinafter, collectively, referred to as "Medarex Mice"), and (ii) [*****] of all partnering payments received from its partners in the Medarex Territory for use of Kirin Mice and Medarex Mice. Furthermore, Kirin will pay to Medarex, for a period of [*****] years after the Effective Date, (iii) [*****] of all royalties received by Kirin from its partners based on the sales in the Kirin Territory and (iv) [*****] of all royalties received by Kirin from its partners based on the sales in the Medarex Territory, of products developed using Kirin Mice and Medarex Mice. Such payments pursuant to (i) through (iv) collectively shall be referred to as "Kirin Partner Payments." For the purpose of this Agreement, "partnering payments" include any payments received from partners or customers as consideration for the license or technology access, such as up-front payments, research licensing fees, commercialization fees and milestones, but exclude royalty payments and fees, at fair market value, for services such as producing antibodies and manufacturing antibody products.

     (b) Except as provided in this Section 10(b) below, Medarex will pay to Kirin, for a period of [*****] years after the Effective Date, (i) [*****] of all partnering payments received by Medarex from its partners in the Medarex Territory for use of Kirin Mice, and (ii) [*****] of all partnering payments receiving by Medarex from its partners in the Kirin Territory for use of Kirin Mice. Furthermore, Medarex will pay to Kirin, for a period of [*****] years after the Effective Date, (iii) [*****] of all royalties received by Medarex from its partners based on the sales in the Medarex Territory and (iv) [*****] of all royalties received by Medarex from its partners based on

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the sales in the Kirin Territory, of products developed using Kirin Mice. Such payments pursuant to (i) through (iv) collectively shall be referred to as "Medarex Partner Payments." Notwithstanding the above, with respect to current license agreements (but not with respect to future license agreements, or extensions and revisions of a current agreement) with certain licensees of Medarex that are licensees of Medarex as of the Effective Date and listed in Exhibit B ("Special Licensees"), Medarex will pay to Kirin [*****] of all partnering payments for use of Kirin Mice received by Medarex from such licensees, provided, however, Medarex will pay to Kirin [*****] and [*****] of all royalties received from such licensees relating to products created using Kirin's Mice pursuant to (iii) and (iv) above.

     (c) In addition, within twenty (20) days after the Effective Date, Kirin will pay to Medarex an initial fee equal to $12 million.

     (d) In addition, until the earlier of either [*****] years after the Effective Date or payment by Kirin to Medarex of a total of $[*****] million, including the initial fee equal to $12 million paid by Kirin to Medarex pursuant to Section 10(c), Kirin will (i) pay to Medarex, in addition to amounts to be paid to Medarex pursuant to Section 10(a) above, [*****] of the amount retained by Kirin after payment of the Kirin Partner Payments in accordance with Section 10(a), and (ii) forego receipt of [*****] of the amount of Medarex Partner Payments that Kirin would otherwise receive pursuant to Section 10(b). Kirin's agreement to forego receipt of a portion of Medarex Partner Payments will also apply to any payments for use of Kirin Mice received by Medarex from Special Licensees.

     (e) For purposes of illustration, the following examples are provided to summarize the distribution between Kirin and Medarex of payments received from corporate partners:

          (i) Kirin will receive [*****] of partnering payments received from its partners in the Kirin Territory and [*****] of royalties received from its partners based on sales in the Kirin Territory for use of Kirin Mice and Medarex will receive [*****] of such payments. However, in addition, pursuant to Section 10(d), Medarex will receive [*****] of the [*****] of the payments retained by Kirin in accordance with Section 10(a) until the end of the period set forth in Section 10(d).

          (ii) Medarex will receive [*****] of partnering payments received from its partners in the Medarex Territory and [*****] of royalties received from its partners based on sales in the Medarex Territory for use of Kirin Mice and [*****] of all payments received from such partners for use of Medarex Mice and, subject to Section 10(d), Kirin will receive [*****] and [*****], respectively, of such payments. However, in addition, pursuant to
     Section 10(d), Medarex will retain the [*****] of the amount of Medarex Partner Payments that Kirin would otherwise receive pursuant to Section 10(b) until the end of the period set forth in Section 10(d).

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          (iii) Notwithstanding Sections 10(e)(i) and (ii) above, Medarex will receive [*****] of the partnering payments received by Medarex from Special Licensees corresponding to milestone payments for use of Kirin Mice and, subject to Section 10(d) whereby Kirin will forego receipt of a portion of payments for the period defined in such Section 10(d), Kirin will receive [*****] of such payments.

          (iv) Kirin will receive [*****] of partnering payments received from its partners in the Kirin Territory and [*****] of royalties received from its partners based on sales in the Kirin Territory for use of Medarex Mice and Medarex will receive [*****] of such payments. However, in case Medarex has a special relationship with such a potential corporate partner or customer in the Kirin Territory and has entered into agreement with such party in accordance with Section 2(d) above, Medarex will receive [*****] of such payments.

          (v) Except as otherwise provided in Section 10(e)(iii), payments received from partners will be allocated between Kirin and Medarex based upon whether such payments originated from the Kirin Territory or the Medarex Territory. "Originated" shall mean (1) in the case of partnering payments, paid by corporate partners or customers whose headquarters is located in each Territory, and (2) in the case of royalties, based on the sales of products in each Territory.

11.  Payment of Royalties, Records and Audit Rights

     (a) Within 90 days after the first day of each calendar quarter after the first commercial sale of a product, Kirin shall pay to Medarex earned royalties due and payable to Medarex pursuant to Sections [*****] and [*****] for the just-ended calendar quarter.

     (b) At the same time as each earned royalty payment is made to Medarex, Kirin shall furnish to Medarex a detailed written report of Net Sales of each product subject to the payment of earned royalties hereunder, and the calculation of the earned royalties due and payable thereon, including a description of any offsets or credits deducted there from, on a product-by-product and country-by-country basis, for the calendar quarter upon which the royalty payment is based.

     (c) Kirin shall keep, and cause its affiliates and sublicensees to keep, full, complete and proper records and accounts of all sales of products in sufficient detail to enable the royalties payable on Net Sales of each such product to be determined. Medarex shall have the right to appoint an independent certified public accounting firm to audit the records of Kirin and its affiliates and sublicensees as necessary to verify the royalties payable pursuant to this Agreement. Kirin and its affiliates and sublicensees shall pay to Medarex an amount equal to any additional royalties to which Medarex is entitled as disclosed by the audit, plus interest thereon at the rate of 1.5% per month. Such audit shall be at Medarex' expense; provided, however, that if the audit discloses that Medarex

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

was underpaid royalties with respect to any product by 5% or more for any calendar quarter, then Kirin shall reimburse Medarex for any such audit costs. Medarex may exercise its right to audit as to each of Kirin and its affiliates or sublicensees no more frequently than once in any calendar year. The accounting firm shall disclose to Medarex only information relating to the accuracy of the royalty payments. Kirin and its affiliates and sublicensees shall preserve and maintain all such records required for audit for a period of 3 years after the calendar quarter to which the record applies.

     (d) The remittance of royalties payable on sales outside the United States shall be payable to Medarex in United States Dollars at the official rate of exchange of the currency of the country from which the royalties are payable, as quoted in the United States of America edition of the Wall Street Journal for the last business day of the calendar quarter in which the royalties are payable. If the transfer of or the conversion into the United States Dollars of any such remittance in any such instance is not lawful or possible, the payment of such part of the royalties as is necessary shall be made by the deposit thereof, in the currency of the county where the sale was made on which the royalty was based, to the credit and account of Medarex or its nominee in any commercial bank or trust company of Medarex' choice located in that country, prompt written notice of which shall be given by Kirin to Medarex.

12.  Medarex In-House Targets Utilizing Kirin Mice

     The terms and conditions set forth in Sections 4-9 and Section 11 relating to Kirin's obligations under this Agreement with targets and products will apply to Medarex with respect to Medarex' in-house use of Kirin Mice in connection with targets and products, except that (i) the payment required to substitute a
                           ------
new target for an existing [*****] Target set fort in Section 4(c) shall be $[*****], (ii) all milestone payments payable by Medarex to Kirin with respect to Medarex' [*****] Targets shall be equal to [*****] the amount set forth in
Section 6(a), and (iii) royalties payable by Medarex to Kirin with respect to Medarex' [*****] Targets pursuant to Section [*****] shall be [*****] with any third party royalty, if any, payable by Medarex.

13.  Ex-vivo, Diagnostic or Reagent Use Products

     Kirin and Medarex acknowledge and agree that the milestone and royalty schedules set forth above are intended to apply to in-vivo therapeutic applications of products. The parties also acknowledge and agree that other non-in vivo applications of products are possible and, in recognition of such other applications, Kirin and Medarex agree to negotiate in good faith reasonable fee schedules other than as set forth in Sections 6, 7 and 8 to pertain to such non in-vivo therapeutic applications of products.

14.  License Arrangement Terms and Conditions

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     (a) Kirin and Medarex each agree that the terms and conditions of any partnering arrangement entered into with a third party for the use of Kirin Mice and Medarex Mice to develop antibody products will be such that the amount paid either by Kirin to Medarex or by Medarex to Kirin pursuant to this Agreement as a result of activities of such third party [*****].

     (b) In addition, Kirin and Medarex each agree that the terms and conditions of any partnering arrangement entered into with a third party for the use of Kirin Mice and Medarex Mice to develop antibody products will provide that such third party will provide notice to Kirin or Medarex, as the case may be, in a timely manner as to (i) any product developed by use of technology licensed to such third party under such licensing arrangement, and (ii) the particular system used by such third party in development of each product, whether or not such development is complete. Medarex will provide notice to Kirin of who is using Kirin Mice and, in addition, will provide notice to Kirin of the specific target that a Medarex partner is trying to develop using Kirin Mice with the name of that partner at the earlier of either (iii) publication of the fact that a human antibody was made utilizing Kirin Mice, or (iv) the granting of a commercialization license to the partner for the target.

     (c) Furthermore, Kirin and Medarex each agree to include in any partnering arrangement entered into with a third party after the Effective Date, for the use of Kirin Mice and Medarex Mice to develop antibody products, terms and conditions which will allow Kirin or Medarex, as the case may be, [*****].
Kirin and Medarex each agree to provide written notice to the other within 30 days after the effective date of a partnering arrangement. Kirin and Medarex each agree not to hold the other liable or bring any legal action against the other based on any obligation of a party pursuant to this Section 14(c) or the identity of any target disclosed pursuant to this Section 14(c).

15.  Partner Opportunities

     (a) Medarex agrees to offer Medarex' corporate partners an opportunity to negotiate with Kirin for commercialization rights or an option to acquire commercialization rights in Japan and other Asian countries with respect to such partner's fully human antibody product. Time permitting and upon reasonable request of Kirin, Medarex shall assist Kirin with the negotiation of a licensing arrangement between Kirin and a Medarex partner.

     (b)  [*****]

16.  Reports and Joint Meetings

     (a)  [*****]

     (b) Joint meetings between Kirin and Medarex shall occur on a regular basis during the term of this Agreement. Such joint meetings shall occur on a twice yearly basis alternating between

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Japan and the United States of America. Each party shall bear its own expenses relating to attending and participating in joint meetings. Each joint meeting shall be attended by representatives of both Kirin and Medarex to discuss the activities of the parties with respect to the technology licensed under this Agreement.

     (c) The parties' representatives will discuss the continued development by the parties of the novel technologies licensed under this Agreement, the development of products utilizing the technologies licensed under this Agreement, and the progress in establishing licensing arrangements with third parties in accordance with the rights and licenses granted under this Agreement. In addition, each party's representatives will, subject to the provisions of paragraph 14, provide information to the representatives of the other party regarding: [*****]

17.  Confidentiality

     (a) Each party shall hold in strict confidence and not use or disclose to any third party (other than employees, affiliates, consultants and advisors who are similarly bound in writing) any product, technical, marketing, financial, business or other information, ideas or know-how identified in writing as confidential ("Confidential Information") of or used by the other party; provided, however, that Confidential Information of a party shall not include:

          (i) Information which at the time of disclosure was previously known to the receiving party as demonstrated by written records;

          (ii) Information which at the time of disclosure is published or otherwise generally available to the public; or

          (iii) Information which, after disclosure by the other party, is published or otherwise becomes generally available to the public through no breach of this Agreement by the receiving party.

     (b)  A party may disclose Confidential Information of the other:

          (i) In connection with the order of a court or other governmental body;

          (ii)  As required by or in compliance with laws or regulations;

          (iii) In confidence, to accountants, banks and financing sources and their advisors; or

          (iv) In confidence, to consultants and advisors in connection with a merger or acquisition or proposed merger or acquisition, or the like.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     (c) The obligations of Kirin and Medarex under the terms of this Section 17 shall remain in full force and effect for 5 years after expiration of this Agreement.

18.  Term of Agreement

     The term of this Agreement shall be [*****] years, at which time the licenses of the partners to each other shall be fully paid up. Notwithstanding the previous sentence, any and all payment obligations with respect to products launched in any country shall continue until expiration of the term of the royalty payment obligation as set forth in Section 9. Each and any third party licenses in effect upon the expiration of this Agreement requiring payment, performance or other obligations will continue in full force and effect in accordance with the terms and conditions provided therein.

19.  Withholding Taxes

     Notwithstanding any provision of this Agreement, all payments remitted by either of the parties to the other will be reduced by the applicable withholding requirements of the applicable taxing jurisdiction.

20.  Notices

     Any notices to a party provided under this Agreement shall be given in writing at the address of such party set forth above, or to such other address as either party may substitute by written notice to the other in the manner contemplated herein, and shall be deemed served when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered.

21.

Legal Effect; Binding Arbitration

     (a) This Agreement is intended as legal and binding contract, enforceable in accordance with its terms by and against both Kirin and Medarex and is intended to contain all of the essential terms between Kirin and Medarex regarding the transactions contemplated by this Agreement and will be incorporated [*****].

     (b) In furtherance and not in limitation of the foregoing, it is the intention of Kirin and Medarex to initiate promptly [*****] during which Kirin and Medarex will conduct exclusive discussions relating to any additional terms and conditions [*****] the entire and exclusive agreement between Kirin and Medarex with respect to the subject matter hereof and shall supersede and cancel all previous and contemporaneous registrations, agreements, commitments and writings in respect thereof, including without limitation this Agreement.

     (c) If the parties are not able to reach agreement on any such additional terms [*****] described in Section 21 (b) above, the parties shall be entitled to submit the dispute to binding

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

arbitration under the commercial rules of the American Arbitration Association by three arbitrators appointed in accordance with such rules. The arbitration proceedings and all written information provided in such arbitration shall be in the English language. In such arbitration, each party shall submit [*****]. The arbitrators shall select whichever of the versions, in part or in its entirety, which more closely adheres to the [*****]. Such version [*****] shall then embody the agreements of and between the parties governing the relationships contemplated [*****]. The arbitration shall take place in San Diego, California.

22.  Assignment

     Neither this Agreement nor any interest hereunder shall be directly or indirectly assigned or transferred (whether voluntarily, by operation of law or otherwise) by either party without prior written consent of the other party: provided, however, that either Kirin or Medarex may assign or transfer this Agreement or any of its rights or obligations hereunder from the earlier of six months from the effective date of this Agreement or [*****] (i) to any Kirin affiliate or Medarex affiliate, respectively (ii) to any third party with which it may merge or consolidate, or to which it may transfer all or substantially all of its assets to which this Agreement relates, in each case without obtaining the consent of the other party, if in any such event (including any merger involving Kirin or Medarex), (A) the assigning party remains jointly and severally liable with the relevant Kirin affiliate, Medarex affiliate or third party assignee under this Agreement, and (B) the relevant Kirin affiliate or Medarex affiliate assignee, third party assignee or surviving entity assumes in writing all of the assigning party's obligations under this Agreement. Any purported assignment or transfer in violation of this section shall be void.

23.  Entire Agreement

     This Agreement constitutes the entire and exclusive agreement between Kirin and Medarex with respect to the subject matter hereof and shall supersede and cancel all previous and contemporaneous registrations, agreements, commitments and writings in respect thereof.

24.  Language

     This Agreement is in the English language, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

25.  Counterparts

     This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     IN WITNESS WHEREOF, the undersigned are duly authorized to execute this Agreement on behalf of Kirin and Medarex, as applicable.



KIRIN BREWERY  CO., LTD.                  MEDAREX, INC.,
("Kirin")                                 including its wholly owned subsidiary,
                                          GENPHARM, INC.
                                          ("Medarex")

By: /s/ Koichiro Aramaki                  By: /s/ Michael Appelbaum
    -------------------------------------     ----------------------------------
Print Name: Koichiro Aramaki, Ph.D.       Print Name: Michael Appelbaum
            -----------------------------             --------------------------
Title: President, Pharmaceutical Division Title: Executive V.P. - Medarex
       ----------------------------------        -------------------------------
                                                 President and C.O.O. GenPharm

                                   Exhibit A
                                   ---------

                                Kirin Territory

Afghanistan
Bahrain
Bangladesh
Brunei
Cambodia
East Timor
India
Indonesia
Iran
Iraq
Israel
Japan
Jordan
Kuwait
Laos
Lebanon
Malaysia
Mongolia
Myanmar
Nepal
North Korea
Oman
Pakistan
People's Republic of China
Philippines
Saudi Arabia
Singapore
South Korea
South Yemen
Sri Lanka
Syria
Taiwan
Thailand
Turkey
United Arab Emirates
Vietnam
Yemen

                                   Exhibit B
                                   ---------

                               Special Licensees


[*****]

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.